Exhibit 99.1

N E W S    R E L E A S E

Contact:	James T. Sartain
866-247-4274 ext. 2900

FirstCity Financial Corporation (NASDAQ FCFC) Announces Delay in Filing Its Annual Report on Form 10-K for the Fiscal Year 2006 and Postponement of its March 14, 2007 Conference Call

Waco, Texas March 13, 2007…..FirstCity Financial Corporation (NASDAQ FCFC) announced today that it will file a 15-day extension notification with the Securities and Exchange Commission regarding its Annual Report on Form 10-K for the fiscal year ended December 31, 2006.  The delay in filing its 2006 10-K is necessary to allow for the completion of an independent investigation being conducted by the Audit Committee of FirstCity’s Board of Directors.  The Audit Committee began its investigation on February 20, 2007, with the assistance of outside advisors to review two unrelated but potentially improper events.  The Audit Committee is investigating whether FirstCity and its subsidiaries received inadequate compensation, or other improprieties occurred, with respect to the sale of a loan portfolio to a third party.  The Audit Committee is also reviewing FirstCity’s compliance with laws applicable to its foreign operations as a result of allegations against an officer of an affiliate of the Company regarding matters that occurred prior to the individual becoming an officer of that affiliate.  Both matters were brought to the attention of the Board of Directors and Audit Committee by management.

Management believes that the outcome of the Audit Committee’s investigation will not have a material adverse effect on FirstCity’s financial condition or results of operations as will be reported in FirstCity’s 2006 financial statements or as FirstCity reported in any of its previously-filed financial statements.  FirstCity will postpone its conference call to discuss 2006 results previously scheduled for March 14, 2007, until it has filed its 2006 Form 10-K.  FirstCity will file its 2006 Form 10-K as soon as possible.

Forward Looking Statements

This press release contains statements that are forward-looking in nature, including, without limitation, statements relating to the timing and outcome of the investigation being conducted by the audit committee, the timing and filing of the 2006 Form 10-K and the effect of these matters on the financial condition or results of operations as disclosed in FirstCity’s financial statements.  Certain statements in this press release, which are not historical in fact, including, but not limited to, statements relating to future performance or results of the investigation, may be deemed to be forward-looking statements under the Private Securities Litigation Reform Act of 1995. Forward-looking statements include, without limitation, any statement that may project, indicate or imply future results, performance or achievements, and may contain the words “expect”, “intend”, “plan”, “estimate”, “believe”, “will be”, “will continue”, “will likely result”, and similar expressions. Such statements inherently are subject to a variety of risks and uncertainties that could cause actual results to differ materially from those projected.

The forward-looking statements in this press release are based on management’s current expectations and are subject to uncertainty and changes in circumstances. Actual results may vary, perhaps materially, from those contained or suggested by these statements. Factors that could affect these statements include, but are not limited to, the nature and extent of the audit committee review, the results of the review, any remedial actions that may be required as a result of the review and changes required or requested by FirstCity’s auditors.  More information on risks and uncertainties related to FirstCity and its business may be found in its quarterly and annual reports filed with the United States Securities and Exchange Commission. FirstCity assumes no obligation and does not intend to update any forward-looking statements, whether as a result of new information, future events or otherwise

The Company is a diversified financial services company with operations dedicated to portfolio asset acquisition and resolution with offices in the U.S. and with affiliate organizations in France and Mexico. Its common stock is listed on the NASDAQ Global Select Market System under the symbol “FCFC.”